UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported): March 8, 2007


                    RESIDENTIAL ASSET SECURITIES CORPORATION,
                  on behalf of the RASC Series 2007-EMX1 Trust
             (Exact name of registrant as specified in its charter)

           Delaware                  333-131209-16              51-0362653
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)

    8400 Normandale Lake Boulevard, Suite 250
              Minneapolis, Minnesota                             55437
     (Address of principal executive office)                   (Zip Code)

                                 (952) 857-7000
              (Registrant's telephone number, including area code )


                                       N/A
             (Former name or address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01.     OTHER EVENTS.

        The consolidated financial statements of Financial Guaranty Insurance Company ("FGIC") and subsidiaries as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006, are included in this Form 8-K. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006 have been audited by Ernst & Young LLP. The consent of Ernst & Young LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as "Experts" in the Prospectus Supplement relating to the RASC Series 2007-EMX1 Trust, are attached hereto, as Exhibit 23.1. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006 are attached hereto as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial statements of business acquired.

        Not applicable.

(b) Pro forma financial information.

        Not applicable.

(c) Exhibits:

23.1 Consent of Independent Registered Public Accounting Firm

99.1 Consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     RESIDENTIAL ASSET SECURITIES CORPORATION



                                     By:   /s/ Tim Jacobson
                                     Name:  Tim Jacobson
                                     Title: Vice President



Dated:  March 8, 2007

EXHIBIT INDEX

Exhibit No.           Description of Exhibit

23.1 Consent of Independent Registered Public Accounting Firm

99.1 Consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006.

                                                            Exhibit 23.1

                   CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement of Residential Asset Securities Corporation for the registration of RASC Series 2007-EMX1 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2007-EMX1, in the Registration Statement on Form S-3 (No. 333-131209) and to the use of our report dated February 2, 2007, with respect to the consolidated financial statements of Financial Guaranty Insurance Company and subsidiaries, included in this Form 8-K of Residential Asset Securities Corporation, filed with the Securities and Exchange Commission and incorporated by reference in the Registration Statement.


                                                      /s/ Ernst & Young LLP
New York, New York
March 8, 2007

                                                                 Exhibit 99.1



                     FINANCIAL STATEMENTS OF FGIC AND SUBSIDIARIES AS OF
                          DECEMBER  31,  2006 AND 2005 AND FOR EACH OF THE YEARS
                 IN THE THREE-YEAR PERIOD ENDED DECEMBER 31, 2006.

                                [SEE ATTACHMENT]